EX 32.1  SECTION 906 CERTIFICATION of CEO and CFO

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
       (ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


In connection with this Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004 of Goldspring, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report") and pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Robert T. Faber, Chief Executive Officer and Chief Financial Officer of the Company, certify, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                 /s/ Robert T. Faber
                                                 Robert T. Faber
                                                 Chief Executive Officer and
                                                 Chief Financial Officer

November 9, 2004
Note: A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the securities and Exchange Commission or its staff upon request.